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                                                                     EXHIBIT 4.1

        COMMON STOCK                                      COMMON STOCK

---------------------------                     --------------------------------
           NUMBER                                            SHARES
---------------------------   (LEAP(TM) LOGO)   --------------------------------
LEAP

---------------------------                     --------------------------------

    INCORPORATED UNDER THE                            CUSIP 521863 30 8
LAWS OF THE STATE OF DELAWARE                SEE REVERSE FOR CERTAIN DEFINITIONS

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THIS CERTIFIES THAT ____________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

IS THE RECORD HOLDER OF ________________________________________________________

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    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF
                        LEAP WIRELESS INTERNATIONAL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

(SEAL)   Dated:



                  ------------------------------   -----------------------------
                             SECRETARY              EXECUTIVE VICE PRESIDENT AND
                                                      CHIEF FINANCIAL OFFICER


COUNTERSIGNED AND REGISTERED
   TRANSFER AGENT AND REGISTRAR


BY
   -------------------------------------
   AUTHORIZED SIGNATURE

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
                                            LEAP WIRELESS INTERNATIONAL, INC.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative participating, optional, or other special rights of each class of stock of the
Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM-   as tenants in common                            UNIF GIFT MIN ACT- ____________ Custodian __________________
                                                                                  (Cust}                    (Minor)
 TEN ENT-   as tenants by the entireties                                      under Uniform Gifts to Minors
                                                                              Act ______________________________________
  JT TEN-   as joint tenants with right of survivorship                                         (State)
            and not as tenants in common
                                                            UN1F TRF MIN ACT- __________ Custodian (until age _________)
COM PROP-   as community property                                               (Cust)
                                                                              __________________ under Uniform Transfers
                                                                                   (Minor)
                                                                              to Minors Act ____________________________
                                                                                                      (State)

                         Additional abbreviations may also be used though not in the above list.

     For Value Received, ________________________________________________ hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________________________________________________
                      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________


                                                            ------------------------------------------------------------
                                                            THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                    NOTICE: NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                            PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                            WHATSOEVER.

Signature Guaranteed


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF
INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
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